Exhibit 99.1

Cardinal Financial Corporation Acquisition of United Financial Banking Companies, Inc. September 9, 2013

FORWARD-LOOKING STATEMENTS This communication contains forward-looking statements with respect to the proposed merger between Cardinal Financial Corporation (“Cardinal”) and United Financial Banking Companies, Inc. (“UFBC”) and the timing of consummation of the merger that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could” and other similar expressions are intended to identify such forward-looking statements. These forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: (1) the business of Cardinal and UFBC may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of UFBC may fail to approve the merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Cardinal and UFBC are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; and (9) competition from other financial services companies in Cardinal’s and UFBC’s markets could adversely affect operations. Cardinal and UFBC caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Cardinal or UFBC or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Cardinal and UFBC do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made. | 2

TRANSACTION RATIONALE Enhances franchise in attractive, northern Virginia market Both banks have similar strategy with an emphasis on commercial banking Increases core bank revenue and earnings contribution Increases fee-income through the addition of insurance capabilities and expansion of the wealth business Expansion of UFBC current relationships with increased legal lending limit and more comprehensive services | 3 Strategic Rationale Attractive Financial Returns Low Risk Profile Accretive to first full year core earnings per share Tangible book value dilution earn back period of 3 - 4 years Double digit internal rate of return Pro forma capital ratios above “well-capitalized” guidelines Grows balance sheet with high-quality loans, significant non-interest bearing and core deposits Strong conservative credit and risk culture is consistent with Cardinal Non complex business lines that are easily integrated Integration risk mitigated by in-market transaction with a well known management team Customer attrition risk mitigated with retention of Harold C. Rauner as regional president

OVERVIEW OF UFBC United Financial Banking Companies, Inc., headquartered in Vienna, VA, operates 8 branches located throughout northern Virginia The company is publicly-traded (OTCQB: UFBC) with a market capitalization of $25.0 million UFBC is the holding company to its sole commercial bank subsidiary, The Business Bank The company is led by a strong, experienced management team The Business Bank Insurance Agency, LLC offers a full range of commercial and personal insurance products and services Brokerage services provided through LPL Financial Corporation | 4 Corporate Overview Headquarters: Vienna, VA Chief Executive Officer: Harold C. Rauner Employees (FTE): 74 GAAP Balance Sheet (6/30/13) Assets: $334 million Gross Loans: $226 million Deposits: $298 million Tangible Common Equity: $26 million SBLF Preferred Equity: $3 million Bank Level Performance Metrics (6/30/13) Efficiency Ratio (LTM): 83.5% Return on Average Assets (LTM): 0.30% Net Interest Margin (LTM): 3.63% NPAs / Assets: 0.52% Risk Based Capital Ratio: 14.21%

PRO FORMA BRANCH MAP Will create largest community bank headquartered in northern Virginia Increases deposit market share position in Washington DC MSA 5 banking offices within 1.5 miles of each other Washington DC MSA is a highly attractive market Population expected to increase 5.9% over the next five years versus 3.5% for the nation Median household income is $83,803 versus a nationwide median of $50,157 | 5 Deposit Market Share – Washington DC MSA Source: SNL Financial; Deposit data as of June 30, 2012 UFBC (8) CFNL (28) 2012 Rank 2011 Rank Institution Names Branches Deposits ($000's) Market Share (%) 1 1 Capital One Financial Corp. (VA) 194 28,769,547 18.65 2 2 Wells Fargo & Co. (CA) 157 21,759,647 14.10 3 3 Bank of America Corp. (NC) 169 20,233,958 13.12 4 4 SunTrust Banks Inc. (GA) 180 16,392,076 10.63 5 5 BB&T Corp. (NC) 181 13,146,952 8.52 6 6 PNC Financial Services Group (PA) 190 10,047,898 6.51 7 7 Citigroup Inc. (NY) 42 5,523,739 3.58 8 8 United Bankshares Inc. (WV) 62 4,547,590 2.95 9 9 M&T Bank Corp. (NY) 81 3,853,571 2.50 10 10 HSBC 12 3,293,985 2.14 12 15 Pro Forma Company 36 2,334,003 1.51 15 15 Cardinal Financial Corp. (VA) 28 2,043,401 1.32 35 35 United Financial Banking Co. (VA) 8 290,602 0.19

PRO FORMA LOANS AND DEPOSITS | 6 Pro Forma Loan Composition Pro Forma Deposit Composition Cardinal Financial Loans (excl. warehouse): $1,858M UFBC Loans: $226M Pro Forma Company Loans: $2,084M Cardinal Financial Deposits: $2,105M UFBC Deposits: $298M Pro Forma Company Deposits: $2,403M Data reflects financials as of June 30, 2013 Warehouse includes Gross Loans Held For Sale C&D 12% 1 - 4 Family 15% 5+ Family 4% Comm. RE 55% C&I 12% Consumer 2% Other <1% C&D 16% 1 - 4 Family 22% 5+ Family 4% Comm. RE 49% C&I 6% Consumer < 1% Other < 1% Demand Deposits 38% MMDA & Savings 25% Time Deposits 37% Demand Deposits 37% MMDA & Savings 27% Time Deposits 36% C&D 16% 1 - 4 Family 22% 5+ Family 4% Comm. RE 49% C&I 9% Consumer <1% Other <1%

TRANSACTION TERMS Approximately 50% Stock / 50% Cash $19.13 per share in stock, plus $19.13 per share in cash Aggregate transaction value of approximately $51.7 million, excluding stock options and warrants | 7 Consideration Stock Options Approvals Exchange Ratio SBLF Preferred Stock Anticipated Closing Fixed exchange ratio of 1.154 based on the average closing price of Cardinal’s common stock for the 10 trading days ending on September 6, 2013 All UFBC stock options will be cashed out at closing based on the per share merger consideration value ($38.26) minus the exercise price As a closing condition, UFBC will redeem its $3.0 million in outstanding SBLF Preferred Stock UFBC will require shareholder approval; Cardinal will not require shareholder approval Customary regulatory approvals will be required to close the transaction Anticipated closing in the first quarter of 2014

TRANSACTION OVERVIEW | 8 Assumptions Pricing Multiples Pro Forma Impact Assumptions based on meaningful due diligence Review of UFBC’s top banking relationships Estimated cost saves assumes multiple branch consolidations and exceed 40% Credit/interest rate marks after detailed review of portfolios and 3rd party analysis Assumes retention of UFBC’s Trust Preferred Securities and redemption of SBLF Price / Tangible Book Value (6/30/13): 1.97x Price / 2013E EPS (including synergies): < 12x Franchise Premium / Core Deposits: 10.6% Accretive to first full year core earnings per share Tangible book value dilution earn back period of 3-4 years Double digit internal rate of return Pro forma capital ratios above “well-capitalized” guidelines

ADDITIONAL INFORMATION This presentation is being made in respect of the proposed merger transaction involving Cardinal Financial Corporation (“Cardinal”) and United Financial Banking Companies, Inc. (“UFBC”). This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Cardinal will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement/prospectus for the shareholders of UFBC. Cardinal also plans to file other documents with the SEC regarding the proposed merger transaction. UFBC will mail the final proxy statement/prospectus to its shareholders. Before making any voting or investment decision, shareholders and investors are urged to read the proxy statement/prospectus regarding the proposed transaction and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed transaction. The proxy statement/prospectus, as well as other filings containing information about Cardinal, will be available without charge at the SEC’s Internet site (http://www.sec.gov). When available, free copies of the proxy statement/prospectus may also be obtained by directing a request by telephone or mail to Cardinal Financial Corporation, 8270 Greensboro Drive, Suite 500, McLean, Virginia 22102, Attention: Investor Relations (telephone: (703) 584-3400), or by accessing Cardinal’s Internet site (http://www.cardinalbank.com) under “Investor Relations.” The information on Cardinal’s Internet site is not, and shall not be deemed to be, a part of this presentation or incorporated into other filings Cardinal makes with the SEC. | 9

www.cardinalbank.com Corporate Headquarters 8270 Greensboro Drive Suite 500 McLean, VA 22102 For more information, please contact: Bernard Clineburg Chairman and CEO (703) 584-3477 Bernard.Clineburg@cardinalbank.com Chris Bergstrom EVP, Chief Risk Officer (703) 584-3421 Chris.Bergstrom@cardinalbank.com Alice Frazier EVP, Chief Operating Officer (703) 584-6033 Alice.Frazier@cardinalbank.com